SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 24, 2012

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced fourth quarter and full year results through December 31, 2011.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 24, 2012, announcing the fourth quarter and full year results through December 31, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: January 24, 2012

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR OF 2011

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) continued its positive earnings momentum in the fourth quarter of 2011 by reporting net income of $1,770,000 or $0.07 per diluted common share.  This represents an increase of $656,000 or 58.9% from the fourth quarter 2010 net income of $1,114,000 or $0.04 per diluted common share.  For the year ended December 31, 2011, the Company reported net income of $6,537,000 or $0.24 per diluted share, a $5.3 million improvement over the net income of $1,282,000 or $0.01 per diluted share reported for the full year of 2010.  The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2011 and 2010:

	Fourth Quarter 2011	Fourth Quarter 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

Net income	$1,770,000	$1,114,000	$6,537,000	$1,282,000
Diluted earnings per share	$ 0.07	$ 0.04	$ 0.24	$0.01

Glenn L. Wilson, President and Chief Executive Officer, commented on the 2011 financial results: “I was pleased with the strong growth in earnings that AmeriServ Financial achieved in 2011. A significant and sustained improvement in asset quality was an important factor contributing to our financial success in 2011.  Specifically, non-performing assets again declined as a result of our successful problem credit resolution efforts and now total $5.2 million, or only 0.77% of total loans, while net charge-offs dropped to 0.24% of total loans for all of 2011.  I was also pleased with the growth in revenue within our trust and wealth management business, and our overall non-interest expense control. AmeriServ Financial enters 2012 with good momentum and an updated strategic plan that focuses on growing revenue by leveraging our strong balance sheet and capital position.”

The Company’s net interest income performance has been relatively stable throughout 2011.  It increased in the fourth quarter of 2011 by $123,000, or 1.5%, from the prior year’s fourth quarter and for the full year of 2011 it decreased by only $59,000, or 0.2%, when compared to the entire year of 2010.  The Company’s 2011 fourth quarter net interest margin of 3.64 % was down four basis points from the most recent third quarter 2011 performance and for the full year 2011 averaged 3.72%, which was seven basis points lower than the 2010 net interest margin of 3.79%.  Reduced loan balances were the primary factor causing the drop in both net interest income and net interest margin in 2011. Specifically, total loans averaged $663 million for the full year 2011, a decrease of $39 million or 5.5% from the 2010 year.  The lower balances reflect the results of the Company’s focus on reducing its commercial real estate exposure and problem loans, particularly during the first half of 2011.  However, total loan balances appear to have bottomed in the first quarter of 2011. Loans have increased by $26 million over the past three quarters reflecting the successful results of the Company’s more intensive sales calling efforts for commercial loans and growth in home equity loans.  The Company has strengthened its excellent liquidity position by reinvesting excess cash in high quality investment securities and short-term investments whose average balance increased by $42 million in 2011.  Careful management of funding costs allowed the Company to mitigate a significant portion of the drop in interest revenue during the past twelve months.  Specifically, interest expense in the fourth quarter of 2011 declined by $633,000 from the same prior year quarter and for the full year 2011 decreased by $2.8 million both due to reduced deposit costs.  This reduction in deposit costs has not negatively impacted deposit balances which have increased by $15 million or 1.9% since December 31, 2010.  The Company is particularly pleased with the growth achieved in non-interest bearing demand deposits in 2011 whose balances on average increased by $12 million or 10.0%.

The improvements in asset quality evidenced by lower levels of non-performing assets and classified loans allowed the Company to reverse a portion of the allowance for loan losses into earnings in 2011 while still increasing the non-performing assets coverage ratio.  During the full year of 2011, total non-performing assets decreased by $9.2 million or 63.8% to $5.2 million or 0.77% of total loans as a result of successful resolution efforts.  Classified loans rated substandard or doubtful also dropped by $21.1 million or 53.2% during this same period.  As a result of this improvement, the Company recorded a negative provision for loan losses of $1,250,000 in the fourth quarter of 2011 compared to no provision in the fourth quarter of 2010.  For the full year 2011 the negative provision amounted to $3,575,000 compared to a $5,250,000 provision for all of 2010.  Actual credit losses realized through net charge-offs also declined sharply for both the fourth quarter and full year 2011.  Net charge-offs in the fourth quarter of 2011 totaled only $196,000 or 0.12% of total loans compared to net charge-offs of $988,000 or 0.57% of total loans in the fourth quarter of 2010.  For the full year 2011, net charge-offs totaled $1.6 million or 0.24% of total loans which represents a decrease from the entire year of 2010 when net charge-offs totaled $5.2 million or 0.74% of total loans.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing asset, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 288% coverage of non-performing loans and was 2.18% of total loans at December 31, 2011, compared to 145% of non-performing loans and 2.91% of total loans at December 31, 2010.

The Company’s non-interest income in the fourth quarter of 2011 decreased by $280,000 from the prior year’s fourth quarter and for the full year 2011 decreased by $398,000 or 2.8% when compared to the entire year of 2010.  The largest factor contributing to the decline was reduced revenue from bank owned life insurance as the quarterly revenue dropped by $231,000 and the annual revenue decreased by $342,000.  Note that the 2010 revenue was enhanced by the receipt of a death benefit.  When compared to the prior year, gains realized on residential mortgage loan sales into the secondary market were down by $181,000 for the fourth quarter and $146,000 for the full year due to less refinance activity in 2011.  Another item causing the full year 2011 decline in non-interest income was a $358,000 loss realized on the sale of $17 million of investment securities in the first quarter of 2011.  The Company took advantage of a steeper yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding, longer duration securities in the portfolio and replacing them with higher yielding securities with a shorter duration.  The Company recognized $157,000 of investment security gains in 2010.  The largest positive item in 2011 was increased trust and investment advisory fees.  Specifically, trust and investment advisory fees increased by $41,000 for the fourth quarter and $643,000 or 10.2% for the full year as our wealth management businesses benefited from the implementation of new fee schedules in 2011.

Total non-interest expense in the fourth quarter of 2011 decreased modestly by $14,000 from the prior year’s fourth quarter and for the full year 2011 increased by $340,000 or 0.9% when compared to all of 2010.  The Company’s 2011 fourth quarter performance was impacted by a $240,000 prepayment penalty realized on the early retirement of $5.7 million of FHLB term advances.  The Company elected to utilize its strong liquidity to prepay all of its FHLB term advances with maturities greater than two years in order to reduce future interest expense.  Salaries and employee benefits increased by $88,000 for the fourth quarter and $1.0 million or 4.7% for the full year 2011 due to higher medical insurance costs, increased pension expense, and greater incentive compensation expense.  These negative items were partially offset by lower professional fees which dropped by $112,000 in the fourth quarter and $488,000, or 11.2%, for the full year 2011 due to reduced legal fees, recruitment fees, and lower consulting expenses in the Trust Company.  FDIC deposit insurance expense also declined by $319,000 in the fourth quarter and $237,000 for the full year due to a change in the calculation methodology in 2011.  Other expenses were up modestly in the fourth quarter of 2011 but decreased by $404,000 for the full year due to a reduction in costs associated with the reserve for unfunded loan commitments and lower telephone expense resulting from the implementation of technology enhancements.  Finally, the Company recorded an income tax expense of $2.9 million for the full year 2011 compared to a modest income tax expense of $80,000 for 2010 due to the sharply higher pre-tax earnings in 2011 and reduced tax free earnings from bank owned life insurance.

ASRV had total assets of $979 million and shareholders’ equity of $112 million or a book value of $4.37 per common share at December 31, 2011.  During the fourth quarter of 2011, the Company repurchased 287,000 shares of its common stock at an average price of $2.03 in conjunction with the terms of the Company’s stock buyback program that was announced on November 9, 2011.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 17.60%, an asset leverage ratio of 11.66% and a tangible common equity to tangible assets ratio of 8.15% at December 31, 2011.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

December 31, 2011

(In thousands, except per share and ratio data)

(Unaudited)

2011

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263	$1,938	$1,566	$1,770	$6,537
Net income available to common shareholders	973	1,648	1,027	1,505	5,153

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%	0.81%	0.64%	0.72%	0.68%
Return on average equity	4.77	7.11	5.52	6.19	5.90
Net interest margin	3.70	3.71	3.68	3.64	3.72
Net charge-offs (recoveries) as a percentage of average loans	0.70	(0.07)	0.20	0.12	0.24
Loan loss provision as a percentage of average loans	(0.37)	(0.72)	(0.33)	(0.73)	(0.54)
Efficiency ratio	89.53	85.53	84.83	89.26	87.26

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.08	$0.05	$0.07	$0.24
Average number of common shares outstanding	21,208	21,208	21,208	21,114	21,184
Diluted	0.05	0.08	0.05	0.07	0.24
Average number of common shares outstanding	21,230	21,236	21,227	21,128	21,205

2010

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$(918)	$477	$609	$1,114	$1,282
Net income (loss) available to common shareholders	(1,209)	187	318	825	121

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	(0.39)%	0.20%	0.25%	0.46%	0.13%
Return on average equity	(3.47)	1.79	2.24	4.06	1.19
Net interest margin	3.78	3.83	3.70	3.70	3.79
Net charge-offs as a percentage of average loans	0.69	1.13	0.56	0.57	0.74
Loan loss provision as a percentage of average loans	1.72	0.68	0.57	-	0.75
Efficiency ratio	85.42	84.33	84.67	88.18	85.66

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.01	$0.02	$0.04	$0.01
Average number of common shares outstanding	21,224	21,224	21,224	21,224	21,224
Diluted	(0.06)	0.01	0.02	0.04	0.01
Average number of common shares outstanding	21,224	21,245	21,225	21,224	21,226

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2011

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067	$954,893	$973,439	$979,076
Short-term investments	4,094	4,338	17,941	6,129
Investment securities	195,272	198,770	195,784	195,203
Loans	644,836	656,838	667,409	670,847
Allowance for loan losses	18,025	16,958	16,069	14,623
Goodwill	12,613	12,613	12,613	12,613
Deposits	816,528	810,082	827,358	816,420
FHLB borrowings	9,736	9,722	9,707	21,765
Shareholders’ equity	108,170	111,410	114,164	112,352
Non-performing assets	9,328	7,433	5,344	5,199
Asset leverage ratio	11.40%	11.60%	11.70%	11.66%
Tangible common equity ratio	7.89	8.29	8.38	8.15
PER COMMON SHARE:
Book value (A)	$4.12	$4.28	$4.39	$4.37
Market value	2.37	1.95	1.90	1.95
Trust assets – fair market value (B)	$1,410,755	$1,390,534	$1,313,440	$1,382,745

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351	352	342	347
Branch locations	18	18	18	18
Common shares outstanding	21,207,670	21,208,421	21,208,421	20,921,021

2010

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$960,817	$962,282	$963,169	$948,974
Short-term investments	3,816	5,929	5,326	5,177
Investment securities	150,073	157,057	165,291	172,635
Loans	712,929	693,988	699,394	678,181
Allowance for loan losses	21,516	20,737	20,753	19,765
Goodwill and core deposit intangibles	12,950	12,950	12,950	12,950
Deposits	802,201	809,177	818,150	801,216
FHLB borrowings	25,296	17,777	13,119	14,300
Shareholders’ equity	106,393	108,023	108,391	107,058
Non-performing assets	20,322	19,815	25,267	14,364
Asset leverage ratio	11.01%	11.08%	11.07%	11.20%
Tangible common equity ratio	7.70	7.83	7.86	7.85
PER COMMON SHARE:
Book value (A)	$4.04	$4.11	$4.13	$4.07
Market value	1.67	1.61	1.81	1.58
Trust assets – fair market value (B)	$1,398,215	$1,329,495	$1,341,699	$1,366,929

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	355	355	348
Branch locations	18	18	19	18
Common shares outstanding	21,223,942	21,223,942	21,223,942	21,207,670

NOTES:

(A)

Preferred stockof $21 million received through the Small Business Lending Fund is excluded from the book value per common share calculation.

        (B) Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2011

	1QTR	2QTR	3QTR	4QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$9,083	$8,804	$8,888	$8,924	$35,699
Total investment portfolio	1,513	1,726	1,604	1,422	6,265
Total Interest Income	10,596	10,530	10,492	10,346	41,964

INTEREST EXPENSE
Deposits	2,294	2,106	2,038	1,897	8,335
All borrowings	336	338	336	336	1,346
Total Interest Expense	2,630	2,444	2,374	2,233	9,681

NET INTEREST INCOME	7,966	8,086	8,118	8,113	32,283
Provision (credit) for loan losses	(600)	(1,175)	(550)	(1,250)	(3,575)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566	9,261	8,668	9,363	35,858

NON-INTEREST INCOME
Trust fees	1,556	1,617	1,570	1,430	6,173
Investment advisory fees	198	198	172	186	754
Net realized gains (losses) on investment securities	(358)	-	-	-	(358)
Net realized gains on loans held for sale	262	155	186	209	812
Service charges on deposit accounts	472	549	640	580	2,241
Bank owned life insurance	216	218	227	224	885
Other income	759	717	729	857	3,062
Total Non-interest Income	3,105	3,454	3,524	3,486	13,569

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500	5,574	5,702	5,840	22,616
Net occupancy expense	757	742	680	721	2,900
Equipment expense	429	411	435	411	1,686
Professional fees	980	911	983	1,001	3,875
FDIC deposit insurance expense	462	460	262	154	1,338
FHLB prepayment penalty	-	-	-	240	240
Other expenses	1,791	1,779	1,820	1,992	7,382
Total Non-interest Expense	9,919	9,877	9,882	10,359	40,037

PRETAX INCOME	1,752	2,838	2,310	2,490	9,390
Income tax expense	489	900	744	720	2,853
NET INCOME	1,263	1,938	1,566	1,770	6,537
Preferred stock dividends and accretion of preferred stock	290	290	539	265	1,384
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973	$1,648	$1,027	$1,505	$5,153

2010

	1QTR	2QTR	3QTR	4QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$10,020	$9,984	$9,592	$9,500	$39,096
Total investment portfolio	1,445	1,466	1,468	1,356	5,735
Total Interest Income	11,465	11,450	11,060	10,856	44,831

INTEREST EXPENSE
Deposits	2,927	2,833	2,668	2,517	10,945
All borrowings	417	409	369	349	1,544
Total Interest Expense	3,344	3,242	3,037	2,866	12,489

NET INTEREST INCOME	8,121	8,208	8,023	7,990	32,342
Provision for loan losses	3,050	1,200	1,000	-	5,250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,071	7,008	7,023	7,990	27,092

NON-INTEREST INCOME
Trust fees	1,454	1,373	1,357	1,387	5,571
Investment advisory fees	187	167	171	188	713
Net realized gains on investment securities	65	42	50	-	157
Net realized gains on loans held for sale	131	159	278	390	958
Service charges on deposit accounts	572	611	565	536	2,284
Bank owned life insurance	254	258	260	455	1,227
Other income	637	778	832	810	3,057
Total Non-interest Income	3,300	3,388	3,513	3,766	13,967

NON-INTEREST EXPENSE
Salaries and employee benefits	5,199	5,236	5,415	5,752	21,602
Net occupancy expense	736	639	620	696	2,691
Equipment expense	418	427	401	434	1,680
Professional fees	1,102	1,114	1,034	1,113	4,363
FDIC deposit insurance expense	331	341	430	473	1,575
Other expenses	1,978	2,029	1,874	1,905	7,786
Total Non-interest Expense	9,764	9,786	9,774	10,373	39,697

PRETAX INCOME (LOSS)	(1,393)	610	762	1,383	1,362
Income tax expense (benefit)	(475)	133	153	269	80
NET INCOME (LOSS)	(918)	477	609	1,114	1,282
Preferred stock dividends and accretion of preferred stock	291	290	291	289	1,161
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(1,209)	$187	$318	$825	$121

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2011

2010

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$675,657	$662,746	$689,041	$701,502
Deposits with banks	9,961	6,853	1,790	1,795
Short-term investment in money market funds	2,355	2,224	4,631	4,375
Federal funds sold	-	5,838	4,073	3,834
Total investment securities	195,925	197,916	171,379	161,265

Total interest earning assets	883,898	875,577	870,914	872,771

Non-interest earning assets:
Cash and due from banks	16,779	15,893	16,331	15,297
Premises and equipment	10,539	10,513	10,813	10,212
Other assets	79,201	79,293	80,402	80,206
Allowance for loan losses	(16,155)	(17,771)	(20,828)	(21,218)

Total assets	$974,262	$963,505	$957,632	$957,268

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$59,707	$57,784	$57,732	$58,118
Savings	82,238	81,490	76,419	77,381
Money market	202,220	193,536	187,550	186,560
Other time	337,730	348,915	362,396	358,472
Total interest bearing deposits	681,895	681,725	684,097	680,531
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	3,343	1,216	3,586	3,119
Advanced from Federal Home Loan Bank	9,888	9,769	10,521	18,694
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	708,211	705,795	711,289	715,429

Non-interest bearing liabilities:
Demand deposits	140,797	135,298	126,718	122,963
Other liabilities	11,721	11,699	10,882	11,188
Shareholders’ equity	113,533	110,713	108,743	107,688
Total liabilities and shareholders’ equity	$974,262	$963,505	$957,632	$957,268